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                              [FRONT OF CERTIFICATE]

                       INCORPORATED UNDER THE LAWS OF THE
                                 STATE OF NEVADA

   NUMBER                                                                SHARES

                        HARVEYS ACQUISITION CORPORATION

   This Corporation is authorized to issue 5,000,000 Class A Common Shares at
       $.01 Par Value, and 5,000,000 Class B Common Shares at $.01 Par Value

THIS CERTIFIES THAT __________________________________________ is the owner of
__________________________________________________ fully paid and nonassessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ______ day of ____________ AD, 19_____.


________________________            [SEAL]              ________________________
President                                               Secretary/Treasurer

                              [BACK OF CERTIFICATE]

   For Value Received, _______________hereby sell, assign and transfer unto _________________________________________________________________
   _________________________________________________________________ Shares
   represented by the within Certificate, and do hereby irrevocably constitute and appoint
   __________________________________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.
         Dated ______________________ 19___

               In presence of

   ___________________________________     _______________________________


    NOTICE THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGENMENT, OR ANY CHANGE WHATEVER.